Exhibit 26 (nii)

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Roger W. Crandall, Director, President, and Chief Executive Officer of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, President, and Chief Executive Officer (principal executive officer), to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 20th day of April, 2010, in the City of Springfield, Commonwealth of Massachusetts.

/s/ Roger W. Crandall
Roger W. Crandall, Director, President, and Chief Executive Officer
(principal executive officer)

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Michael T. Rollings, Chief Financial Officer of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Chief Financial Officer (principal financial officer), to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 14th day of April, 2010, in the City of Springfield, Commonwealth of Massachusetts.

/s/ Michael T. Rollings
Michael T. Rollings, Chief Financial Officer
(principal financial officer)

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Norman A. Smith, Corporate Controller of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Corporate Controller (principal accounting officer), to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 14th day of April, 2010, in the City of Springfield, Commonwealth of Massachusetts.

/s/ Norman A. Smith
Norman A. Smith, Corporate Controller
(principal accounting officer)

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Kathleen A. Corbet, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in her capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set her hand this 11th day of April, 2010, in the City of New Canaan, CT.

/s/ Kathleen A. Corbet
Kathleen A. Corbet, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Stuart H. Reese, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 12 day of April, 2010, in the City of Chicopee, Commonwealth of Massachusetts.

/s/ Stuart H. Reese
Stuart H. Reese, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, James H. DeGraffenreidt, Jr., Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 12 day of April, 2010, in the City of Chicopee, Massachusetts.

/s/ James H. DeGraffenreidt, Jr.
James H. DeGraffenreidt, Jr., Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Patricia Diaz Dennis, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in her capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set her hand this 12th day of April, 2010, in the City of San Antonio, Texas.

/s/ Patricia Diaz Dennis
Patricia Diaz Dennis, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Robert A. Essner, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 13th day of April, 2010, in the City of Springfield, Massachusetts.

/s/ Robert A. Essner
Robert A. Essner, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Robert M. Furek, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 9th day of April, 2010, in the City of MARCO ISLAND, FLORIDA.

/s/ Robert M. Furek
Robert M. Furek, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Raymond W. LeBoeuf, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 8 day of April, 2010, in the City of Naples, Florida.

/s/ Raymond W. LeBoeuf
Raymond W. LeBoeuf, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Cathy E. Minehan, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in her capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set her hand this 6 day of April, 2010, in the City of Boston, Massachusetts.

/s/ Cathy E. Minehan
Cathy E. Minehan, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Marc F. Racicot, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 13 day of April, 2010, in the City of Chicopee, Massachusetts.

/s/ Marc F. Racicot
Marc F. Racicot, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, William T. Spitz, Director of Massachusetts Mutual Life Insurance Company (“MassMutual”), appoints Mark Roellig, Executive Vice President and General Counsel of MassMutual, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Senior Vice President and Deputy General Counsel of MassMutual (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the MassMutual separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
Massachusetts Mutual Variable Annuity Separate Account 1	002-72715, 002-75412, 033-07724, 811-03200
Massachusetts Mutual Variable Annuity Separate Account 2	002-75413, 033-07723, 811-03354
Massachusetts Mutual Variable Annuity Separate Account 3	033-83798, 811-08758
Massachusetts Mutual Variable Annuity Separate Account 4	333-45039, 333-81015, 333-95851, 333-73406, 333-109620, 333-112626, 333-130156, 333-131007, 811-08619
Massachusetts Mutual Variable Life Separate Account I	033-23126, 033-89798, 333-41657, 333-88503, 333-49475, 333-50410, 333-101495, 333-114171, 033-32361, 033-87904, 333-65887, 333-22557, 333-150916, 811-08075
Massachusetts Mutual Variable Life Separate Account II	033-31348, 811-04030
Massachusetts Mutual Variable Annuity Fund 1	002-30696, 811-01757
Massachusetts Mutual Variable Annuity Fund 2	002-48707, 811-02196
Panorama Separate Account	333-01363, 811-03215
Connecticut Mutual Variable Life Separate Account I	333-01349, 811-08514
CML Variable Annuity Account A	333-01369, 811-01733
CML Variable Annuity Account B	333-01351, 811-01918
CML Accumulation Annuity Account E	333-01357, 811-02587

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable MassMutual to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the MassMutual Separate Accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 7 day of April, 2010, in the City of NASHVILLE, TN.

/s/ William T. Spitz
William T. Spitz, Director